UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 16, 2005

PROPEX FABRICS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-122829	36-2692811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 The Bluffs

Austell, Georgia 30168

(Address of principal executive offices, including zip code)

(770) 941-1711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 16, 2005, Bradford T. Mortimer resigned from his positions as Director, President and Chief Executive Officer of Propex Fabrics Inc. for personal reasons.

Effective May 16, 2005, Donald G. Mercer was appointed Acting-Chief Executive Officer of Propex Fabrics Inc. Mr. Mercer, 60, has been a member of the Board of Directors of Propex Fabrics Inc. since December 1, 2004. He has been an investor in private and public companies since he retired from Mohawk Industries, Inc. in 1995. Mr. Mercer was a principal and senior officer of Mohawk between 1985 and 1995. Prior to joining Mohawk, Mr. Mercer held key management positions with Allied Signal Inc. and Salem Carpet Mills.

A copy of the press release announcing Mr. Mortimer’s resignation and Mr. Mercer’s appointment is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Form of Press Release issued on May 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPEX FABRICS INC.

Dated: May 17, 2005	By:	/S/ PHILIP D. BARNES
Philip D. Barnes
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Form of Press Release issued on May 16, 2005.